UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

Strategic Storage Trust VI, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-56545	85-3494431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Terrace Road, Ladera Ranch, California 92694

(Address of principal executive offices, including zip code)

(877) 327-3485

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

EXPLANATORY NOTE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Strategic Storage Trust VI, Inc., a Maryland corporation (the “Company”), hereby amends its Current Report on Form 8-K dated June 15, 2023, for the purpose of filing the financial statements and pro forma financial information with respect to the Company’s acquisition of a portfolio of seven self storage facilities acquired in two phases located in the Greater Toronto Area of Ontario, Canada and Hamilton, Ontario (the “Ontario Portfolio”) from unaffiliated third parties in accordance with Rule 3-14 and Article 11 of Regulation S-X. Phase one consisted of the North York Property which was acquired on January 31, 2023 for a purchase price of approximately CAD $50.5 million, plus closing costs and an acquisition fee. Phase two consisted of the Vaughan Property, Esandar Property, Lakeshore Property, Sheridan Property, Burlington Property and Hamilton Property which were acquired on June 19, 2023 for a purchase price of approximately CAD $212 million, plus closing costs and an acquisition fee.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements Applicable to the Ontario Portfolio.	Page No.
Independent Auditor’s Report	1
Combined Statement of Revenues and Certain Direct Operating Expenses for the Year Ended December 31, 2022	3
Notes to Combined Statement of Revenues and Certain Direct Operating Expenses	4

(b) Financial Statements Applicable to the Ontario Portfolio Phase Two.
Combined Statement of Revenues and Certain Direct Operating Expenses for the Three Months Ended March 31, 2023	5
Notes to Combined Statement of Revenues and Certain Direct Operating Expenses	6

(c) Unaudited Pro Forma Consolidated Financial Statements.
Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2023	9
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2022	10
Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2023	11
Notes to Unaudited Pro Forma Consolidated Financial Statements	12

Independent Auditor’s Report

To the Board of Directors and Stockholders

Strategic Storage Trust VI, Inc.

Ladera Ranch, California

Opinion

We have audited the combined statement of revenues and certain direct operating expenses (the “combined financial statement”) of the seven self-storage properties located in the greater Toronto area of Ontario, Canada (collectively the “Ontario Portfolio”) for the year ended December 31, 2022 and the related notes to the combined financial statement.

In our opinion, the accompanying combined financial statement presents fairly, in all material respects, the revenues and certain direct operating expenses as described in Note 1 to the combined financial statement for the year ended December 31, 2022, in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (“GAAS”). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Combined Financial Statement section of our report. We are required to be independent of the Ontario Portfolio and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter – Basis of Accounting

The accompanying combined financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Ontario Portfolio’s revenues and expenses. As a result, the combined financial statement may not be suitable for another purpose. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Combined Financial Statement

Management is responsible for the preparation and fair presentation of the combined financial statement in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined financial statement that is free from material misstatement, whether due to fraud or error.

In preparing the combined financial statement, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Toronto Portfolio’s ability to continue as a going concern within one year after the date that the combined financial statement is issued or available to be issued.

Auditor’s Responsibilities for the Audit of the Combined Financial Statement

Our objectives are to obtain reasonable assurance about whether the combined financial statement as a whole is free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the combined financial statement.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the combined financial statement, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the combined financial statement.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Ontario Portfolio’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the combined financial statement.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Ontario Portfolio’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ BDO USA, P.A.

Costa Mesa, California

July 14, 2023

ONTARIO PORTFOLIO

COMBINED STATEMENT OF REVENUES AND CERTAIN DIRECT OPERATING EXPENSES

YEAR ENDED DECEMBER 31, 2022

Year Ended December 31, 2022
Revenues:
Self storage rental revenue	$5,868,050
Ancillary operating revenue	48,557
Total revenues	5,916,607
Certain direct operating expenses
Property operating expenses	853,779
Salaries and related expenses	536,141
Marketing expenses	276,706
Property insurance	89,075
Real estate taxes	1,031,075
Total certain direct operating expenses	2,786,776
Revenues in excess of certain direct operating expenses	$3,129,831

See Notes to Combined Statement of Revenues and Certain Direct Operating Expenses.

ONTARIO PORTFOLIO

NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN DIRECT OPERATING EXPENSES

Note 1. Organization and Basis of Presentation

The combined financial statement includes the revenues and certain direct operating expenses of the seven self storage properties located in the Greater Toronto Area of Ontario, Canada, collectively (the “Ontario Portfolio"). Strategic Storage Trust VI, Inc. (the "Company") acquired the Ontario Portfolio in two phases. Phase one consisted of the North York Property which was acquired on January 31, 2023 for a purchase price of approximately CAD $50.5 million, plus closing costs and an acquisition fee. Phase two consisted of the Vaughan Property, Esandar Property, Lakeshore Property, Sheridan Property, Burlington Property and Hamilton Property which were acquired on June 19, 2023 for a purchase price of approximately CAD $212 million, plus closing costs and an acquisition fee.

The accompanying combined statement of revenues and certain direct operating expenses (“combined financial statement”) was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission (“SEC”). The revenues and certain direct operating expenses are presented on a combined basis due to the common control of each of the Ontario Portfolio properties prior to their acquisition. The combined financial statement is not representative of the actual operations of the Ontario Portfolio for the period presented herein and are not intended to be a complete presentation of the Ontario Portfolio’s revenues and expenses in accordance with generally accepted accounting principles. Certain direct operating expenses that may not be comparable to the expenses to be incurred in the proposed future operations of the Ontario Portfolio have been excluded. Items excluded generally consist of management fees, interest and debt related costs, depreciation and intangible amortization expense and certain other allocated corporate expenses not directly related to the operations of the Ontario Portfolio. Therefore, the combined financial statement may not be comparable to a statement of operations for the Ontario Portfolio after its acquisition by the Company.

Note 2. Summary of Significant Accounting Policies

Basis of Accounting

The combined financial statement has been prepared using the accrual method of accounting on the basis of presentation described in Note 1. As such, revenue is recorded when earned and expenses are recognized when incurred.

Revenue Recognition

Self storage rental revenue is recognized when due over the lease terms, which are generally month-to-month leases. Ancillary operating revenue, consisting primarily of merchandise sales, is recognized when earned.

Certain Direct Operating Expenses

Certain direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Ontario Portfolio. Direct operating expenses consist primarily of repairs and maintenance, utilities, real estate taxes, property insurance, salaries, marketing and other operating expenses that are expected to continue in the ongoing operation of the Ontario Portfolio.

Use of Estimates

The preparation of the combined financial statement in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of revenues and certain direct operating expenses during the reporting period. Actual results could materially differ from those estimates.

Advertising and Marketing

Advertising and marketing costs are charged to expense as incurred.

Note 3 - Commitments and Contingencies

The Ontario Portfolio, from time to time, may be involved with lawsuits arising in the ordinary course of business. In the opinion of the management of the seller of the Ontario Portfolio, any liability resulting from such litigation would not be material in relation to the Ontario Portfolio’s financial position and results of operations.

Note 4 - Subsequent Events

The Company has evaluated subsequent events through July 14, 2023, the date the combined financial statement was issued.

ONTARIO PORTFOLIO PHASE TWO

COMBINED STATEMENT OF REVENUES AND CERTAIN DIRECT OPERATING EXPENSES

THREE MONTHS ENDED MARCH 31, 2023 (UNAUDITED)

Three Months Ended March 31, 2023 (Unaudited)
Revenues:
Self storage rental revenue	$1,399,819
Ancillary operating revenue	7,141
Total revenues	1,406,960
Certain direct operating expenses
Property operating expenses	268,356
Salaries and related expenses	116,995
Marketing expenses	51,518
Property insurance	18,680
Real estate taxes	113,094
Total certain direct operating expenses	568,643
Revenues in excess of certain direct operating expenses	$838,317

See Notes to Combined Statement of Revenues and Certain Direct Operating Expenses.

ONTARIO PORTFOLIO PHASE TWO

NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN DIRECT OPERATING EXPENSES

Note 1. Organization and Basis of Presentation

The combined financial statement includes the revenues and certain direct operating expenses of the six self storage properties located in the Greater Toronto Area of Ontario, Canada. Strategic Storage Trust VI, Inc. (the “Company, ” “we,” “us,” “our”) acquired the “Ontario Portfolio Phase Two” on June 19, 2023 for a purchase price of approximately CAD $212 million, plus closing costs and an acquisition fee.

The accompanying combined statement of revenues and certain direct operating expenses (“combined financial statement”) was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission (“SEC”). The revenues and certain direct operating expenses are presented on a combined basis due to the common control of each of the Ontario Portfolio Phase Two properties prior to their acquisition. The combined financial statement is not representative of the actual operations of the Ontario Portfolio Phase Two for the period presented herein and are not intended to be a complete presentation of the Ontario Portfolio Phase Two’s revenues and expenses in accordance with generally accepted accounting principles. Certain direct operating expenses that may not be comparable to the expenses to be incurred in the proposed future operations of the Ontario Portfolio Phase Two have been excluded. Items excluded generally consist of management fees, interest and debt related costs, depreciation and intangible amortization expense and certain other allocated corporate expenses not directly related to the operations of the Ontario Portfolio Phase Two. Therefore, the combined financial statement may not be comparable to a statement of operations for the Ontario Portfolio Phase Two after its acquisition by the Company. In the opinion of management, the combined financial statement for the unaudited interim period includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the Ontario Portfolio Phase Two's results of operations for such period. Operating results for the three months ended March 31, 2023 are not necessarily indicative of full year results of operations.

Note 2. Summary of Significant Accounting Policies

Basis of Accounting

The combined financial statement has been prepared using the accrual method of accounting on the basis of presentation described in Note 1. As such, revenue is recorded when earned and expenses are recognized when incurred.

Revenue Recognition

Self storage rental revenue is recognized when due over the lease terms, which are generally month-to-month leases. Ancillary operating revenue, consisting primarily of merchandise sales, is recognized when earned.

Certain Direct Operating Expenses

Certain direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Ontario Portfolio Phase Two. Direct operating expenses consist primarily of repairs and maintenance, utilities, real estate taxes, property insurance, salaries, marketing and other operating expenses that are expected to continue in the ongoing operation of the Ontario Portfolio Phase Two.

Use of Estimates

The preparation of the combined financial statement in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of revenues and certain direct operating expenses during the reporting period. Actual results could materially differ from those estimates.

Advertising and Marketing

Advertising and marketing costs are charged to expense as incurred.

Note 3 - Commitments and Contingencies

The Ontario Portfolio Phase Two, from time to time, may be involved with lawsuits arising in the ordinary course of business. In the opinion of the management of the seller of the Ontario Portfolio Phase Two, any liability resulting from such litigation would not be material in relation to the Ontario Portfolio Phase Two’s financial position and results of operations.

Note 4 - Subsequent Events

The Company has evaluated subsequent events through July 14, 2023, the date the combined financial statement was issued.

STRATEGIC STORAGE TRUST VI, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2023 has been prepared to give effect to the acquisition of six self storage facilities located in the Greater Toronto Area of Ontario, Canada (the "Ontario Portfolio Phase Two Acquisition") on June 19, 2023 from an unaffiliated third party and the acquisition of a property in Vancouver, British Columbia (the "Vancouver, BC Property") on May 4, 2023 from an unaffiliated third party as if the acquisitions were completed on March 31, 2023 by the Company.

The information included in the “Strategic Storage Trust VI, Inc. Historical” column of the Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2023 sets forth the Company’s historical consolidated balance sheet which is derived from the Company’s unaudited consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q filed with the SEC for the three months ended March 31, 2023.

The following Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2022, and for the three months ended March 31, 2023 gives effect to the acquisition of the following properties (collectively, the “Pro Forma Properties”) as if they were completed on January 1, 2022 by the Company:

•
Ontario Portfolio – Seven properties acquired in two phases - Phase One - one property acquired on January 31, 2023 for approximately CAD $50.5 million and Phase Two - six properties acquired on June 19, 2023 for approximately CAD $212 million;
•
Vancouver, WA Property - acquired on March 29, 2022;
•
Portland, OR Property - acquired on March 31, 2022;
•
Newark, DE Property - acquired on April 26, 2022;
•
Levittown, PA Property - acquired on April 26, 2022;
•
Chandler, AZ Property - acquired on May 17, 2022;
•
St. Johns, FL Property - acquired on July 8, 2022;
•
Burlington, ONT Property - acquired on September 20, 2022;
•
Oxford, FL Property - acquired on September 21, 2022;
•
Cambridge, ONT Property - acquired on December 20, 2022;
•
Edmonton, AB Property - acquired on January 31, 2023; and
•
Vancouver, BC Property - acquired on May 4, 2023.

The following Unaudited Pro Forma Consolidated Financial Statements are based on the historical consolidated statements of operations of the Company and the historical statements of operations of the acquisitions noted above.

The information included in the “Strategic Storage Trust VI, Inc. Historical” column of the Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2022 sets forth the Company’s historical consolidated statement of operations which is derived from the Company’s audited consolidated financial statements included in the Company’s Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2022. The information included in the “Strategic Storage Trust VI, Inc. Historical” column of the Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2023 sets forth the Company’s historical consolidated statements of operations which are derived from the Company’s unaudited consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q filed with the SEC for the three months ended March 31, 2023.

The information included in the “Ontario Portfolio Acquisition” column in the Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2022 sets forth the Ontario Portfolio's seven properties historical statement of revenues and certain operating expenses for the year ended December 31, 2022, as derived from the accompanying Combined Statement of Revenues and Certain Operating Expenses in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. The information included in the “Ontario Portfolio Phase Two Acquisition” column in the Unaudited Pro Forma Consolidated Statements of Operations for the three months ended March 31, 2023 sets forth the Ontario Portfolio Phase Two's historical statement of revenues and certain operating expenses for the three months ended March 31, 2023, as derived from the accompanying unaudited interim Combined Statement of Revenues and Certain Operating Expenses.

The information included in the “Other 2022 Acquisitions” column in the Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2022 sets forth the Vancouver, Portland, Newark, Levittown, Chandler, St. Johns, Burlington, Oxford and Cambridge properties historical statement of revenues and certain operating expenses for the period from January 1, 2022 through their respective acquisition dates, as derived from the seller's unaudited underlying books and records.

STRATEGIC STORAGE TRUST VI, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The information included in the “Other 2023 Acquisitions” column in the Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2022 sets forth the Edmonton and Vancouver, BC properties historical statement of revenues and certain operating expenses for the year ended December 31, 2022, as derived from the seller's unaudited underlying books and records. The information included in the “Other 2023 Acquisitions” column in the Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2023 sets forth the Edmonton, North York (acquired in phase one of the Ontario Portfolio) and Vancouver, BC properties historical statement of revenues and certain operating expenses for the period from January 1, 2023 through their respective acquisition dates, as derived from the seller's unaudited underlying books and records.

The unaudited transaction accounting adjustments are based on available information and certain estimates and assumptions that the Company believes are reasonable and factually supportable. The statements of revenues and certain operating expenses of the Ontario Portfolio were prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the SEC (for inclusion in the Company’s Form 8-K/A) for the acquisition of real estate properties. These unaudited pro forma consolidated financial statements do not purport to represent what the actual financial position or results of the Company would have been assuming such transactions had been completed as set forth above nor does it purport to represent the results of the Company for future periods.

The Unaudited Pro Forma Consolidated Financial Statements set forth below should be read in conjunction with the consolidated financial statements and related notes of the Company included in the SEC filings discussed above.

STRATEGIC STORAGE TRUST VI, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

MARCH 31, 2023

	Strategic Storage Trust VI, Inc. Historical (Note 1)	Ontario Portfolio Phase Two Acquisition Notes (2) and (3)		Other Pro Forma Transactions Notes (2) and (3)		Strategic Storage Trust VI, Inc. Pro Forma
ASSETS
Real estate facilities:
Land	$68,631,853	$40,700,000	a	$5,620,000	a	$114,951,853
Buildings	234,192,990	116,920,000	a	27,280,000	a	378,392,990
Site improvements	11,803,806	1,710,000	a	140,000	a	13,653,806
	314,628,649	159,330,000		33,040,000		506,998,649
Accumulated depreciation	(7,015,583)	—		—		(7,015,583)
	307,613,066	159,330,000		33,040,000		499,983,066
Construction in process	670,436	—		—		670,436
Real estate facilities, net	308,283,502	159,330,000		33,040,000		500,653,502
Cash and cash equivalents	4,161,103	(69,240,000)	b	72,564,072	g	7,485,175
Restricted cash	2,787,241	15,670,000	c	6,500,000	h	24,957,241
Investments in unconsolidated real estate ventures	12,181,276	—		—		12,181,276
Other assets, net	2,231,107	—		—		2,231,107
Intangible assets, net of accumulated amortization	2,877,424	3,700,000	a	220,000	a	6,797,424
Total assets	$332,521,653	$109,460,000		$112,324,072		$554,305,725
LIABILITIES, TEMPORARY EQUITY AND EQUITY
Secured debt, net	$190,513,558	$108,260,000	d	$(21,570,000)	i	$277,203,558
Accounts payable and accrued liabilities	3,836,148	—		—		3,836,148
Distributions payable	977,197	—		—		977,197
Due to affiliates	5,398,978	1,600,000	e	320,000	e	7,318,978
Total liabilities	200,725,881	109,860,000		(21,250,000)		289,335,881
Commitments and contingencies
Redeemable common stock	3,848,779	—		—		3,848,779
Preferred equity in our Operating Partnership, net	14,825,928	—		(14,825,928)	g	—
Series B convertible preferred stock	—	—		148,500,000	g	148,500,000

Equity:
Strategic Storage Trust VI, Inc.:
Preferred Stock, $0.001 par value; 200,000,000 shares authorized; none issued and outstanding at March 31, 2023 and December 31, 2022	—	—		—		—
Class P Common stock, $0.001 par value; 30,000,000 shares authorized; 10,914,890 and 10,841,745 shares issued and outstanding at March 31, 2023 and December 31, 2022, respectively	10,915	—		—		10,915
Class A Common stock, $0.001 par value; 300,000,000 shares authorized; 2,071,277 and 1,766,539 shares issued and outstanding at March 31, 2023 and December 31, 2022, respectively	2,071	—		—		2,071
Class T Common stock, $0.001 par value; 300,000,000 shares authorized; 3,706,231 and 3,015,798 shares issued and outstanding at March 31, 2023 and December 31, 2022, respectively	3,706	—		—		3,706
Class W Common stock, $0.001 par value; 70,000,000 shares authorized; 391,130 and 248,369 shares issued and outstanding at March 31, 2023 and December 31, 2022, respectively	391	—		—		391
Additional paid-in capital	144,618,837	—		—		144,618,837
Distributions	(10,224,454)	—		—		(10,224,454)
Accumulated deficit	(23,147,840)	(400,000)	f	(100,000)	f	(23,647,840)
Accumulated other comprehensive loss	(638,629)	—		—		(638,629)
Total Strategic Storage Trust VI, Inc. equity	110,624,997	(400,000)		(100,000)		110,124,997
Noncontrolling interests in our Operating Partnership	2,496,068	—		—		2,496,068
Total equity	113,121,065	(400,000)		(100,000)		112,621,065
Total liabilities, temporary equity and equity	$332,521,653	$109,460,000		$112,324,072		$554,305,725

See accompanying notes to the unaudited pro forma consolidated financial statements.

STRATEGIC STORAGE TRUST VI, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Strategic Storage Trust VI, Inc.	Ontario Portfolio	Other 2022	Other 2023	Transaction Accounting		Strategic Storage
	Historical	Acquisition	Acquisitions	Acquisitions	Adjustments		Trust VI, Inc.
	Note (1)	Note (1) and (2)	Note (1) and (2)	Note (1) and (2)	Note (4)		Proforma
Revenues:
Self storage rental revenue	$8,698,972	$5,868,050	$4,025,042	$175,301	—		$18,767,365
Ancillary operating revenue	91,035	48,557	33,523	10,766	—		183,881
Total revenues	8,790,007	5,916,607	4,058,565	186,067	—		18,951,246
Operating expenses:
Property operating expenses	3,835,556	2,786,776	1,405,280	293,409	634,046	j	8,955,067
Property operating expenses – affiliates	1,899,807	—	—	—	2,993,256	k	4,893,063
General and administrative	2,289,610	—	—	—	—		2,289,610
Depreciation	4,526,912	—	—	—	7,947,746	l	12,474,658
Intangible amortization expense	2,064,048	—	—	—	4,757,725	l	6,821,773
Acquisition expense – affiliates	573,899	—	—	—	—		573,899
Other property acquisition expenses	874,679	—	—	—	—		874,679
Total operating expenses	16,064,511	2,786,776	1,405,280	293,409	16,332,773		36,882,749
Operating income (loss)	(7,274,504)	3,129,831	2,653,285	(107,342)	(16,332,773)		(17,931,503)
Other income (expense):
Interest expense	(4,865,029)	—	—	—	(12,502,957)	m	(17,367,986)
Interest expense – debt issuance costs	(1,097,941)	—	—	—	374,900	n	(723,041)
Other	2	—	—	—	—		2
Foreign currency adjustment	(1,142,611)	—	—	—	—		(1,142,611)
Net income (loss)	(14,380,083)	3,129,831	2,653,285	(107,342)	(28,460,830)		(37,165,139)
Less: Distributions to preferred stockholders	—	—	—	—	(12,698,958)	o	(12,698,958)
Net loss attributable to the noncontrolling interests in our Operating Partnership	637,728	—	—	—	873,747	p	1,140,970
Net income (loss) attributable to Strategic Storage Trust VI, Inc. common stockholders	$(13,742,355)	$3,129,831	$2,653,285	$(107,342)	$(40,286,041)		$(48,723,127)
Net loss per Class P share—basic and diluted	$(1.17)						$(2.72)
Net loss per Class A share—basic and diluted	$(1.17)						$(2.72)
Net loss per Class T share—basic and diluted	$(1.17)						$(2.72)
Net loss per Class W share—basic and diluted	$(1.17)						$(2.72)
Weighted average Class P shares outstanding—basic and diluted	9,866,463						10,989,991	q
Weighted average Class A shares outstanding—basic and diluted	672,411						2,294,142	q
Weighted average Class T shares outstanding—basic and diluted	1,074,346						4,119,405	q
Weighted average Class W shares outstanding—basic and diluted	91,927						512,637	q

See accompanying notes to the unaudited pro forma consolidated financial statements.

STRATEGIC STORAGE TRUST VI, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2023

	Strategic Storage Trust VI, Inc.	Ontario Portfolio Phase Two	Other 2023	Transaction Accounting		Strategic Storage
	Historical	Acquisition	Acquisitions	Adjustments		Trust VI, Inc.
	Note (1)	Note (1) and (2)	Note (1) and (2)	Note (4)		Proforma
Revenues:
Self storage rental revenue	$3,887,427	$1,399,819	$126,771	—		$5,414,017
Ancillary operating revenue	32,175	7,141	5,059	—		44,375
Total revenues	3,919,602	1,406,960	131,830	—		5,458,392
Operating expenses:
Property operating expenses	1,801,181	568,643	152,504	194,554	j	2,716,882
Property operating expenses – affiliates	823,344	—	—	567,755	k	1,391,099
General and administrative	882,331	—	—	—		882,331
Depreciation	1,933,531	—	—	1,153,592	l	3,087,123
Intangible amortization expense	877,534	—	—	682,717	l	1,560,251
Acquisition expense – affiliates	138,172	—	—	—		138,172
Other property acquisition expenses	101,806	—	—	—		101,806
Total operating expenses	6,557,899	568,643	152,504	2,598,618		9,877,664
Operating income (loss)	(2,638,297)	838,317	(20,674)	(2,598,618)		(4,419,272)
Other income (expense):
Interest expense	(3,125,188)	—	—	(1,490,481)	m	(4,615,669)
Interest expense – debt issuance costs	(208,543)	—	—	25,790	n	(182,753)
Other	5,382	—	—	—		5,382
Foreign currency adjustment	(468,154)	—	—	—		(468,154)
Net income (loss)	(6,434,800)	838,317	(20,674)	(4,063,309)		(9,680,466)
Less: Distributions to preferred stockholders	(177,917)	—	—	(2,953,333)	o	(3,131,250)
Less: Accretion of preferred equity costs	(15,848)	—	—	—		(15,848)
Net loss attributable to the noncontrolling interests in our Operating Partnership	208,425	—	—	124,744	m	299,432
Net income (loss) attributable to Strategic Storage Trust VI, Inc. common stockholders	$(6,420,140)	$838,317	$(20,674)	$(6,891,898)		$(12,528,132)
Net loss per Class P share—basic and diluted	$(0.39)					$(0.70)
Net loss per Class A share—basic and diluted	$(0.39)					$(0.70)
Net loss per Class T share—basic and diluted	$(0.39)					$(0.70)
Net loss per Class W share—basic and diluted	$(0.39)					$(0.70)
Weighted average Class P shares outstanding—basic and diluted	10,880,524					10,989,991	q
Weighted average Class A shares outstanding—basic and diluted	1,926,563					2,294,142	q
Weighted average Class T shares outstanding—basic and diluted	3,346,957					4,119,405	q
Weighted average Class W shares outstanding—basic and diluted	311,249					512,637	q

See accompanying notes to the unaudited pro forma consolidated financial statements.

STRATEGIC STORAGE TRUST VI, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Basis of Presentation

The historical column of the Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2023 and the Unaudited Pro Forma Consolidated Statements of Operations for the three months ended March 31, 2023 were derived from the Company’s unaudited consolidated balance sheet included in the Company’s Quarterly Report on Form 10-Q filed with the SEC for the three months ended March 31, 2023.

The historical column of the Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2022 was derived from the Company’s audited consolidated financial statements included in the Company’s Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2022.

Note 2. Acquisition

Other 2022 Acquisitions

Vancouver Property

On March 29, 2022, the Company acquired a self storage facility from an unaffiliated third party located in Vancouver, Washington (the “Vancouver Property”) for a purchase price of approximately $25.0 million, plus closing costs and an acquisition fee. The purchase was funded with net proceeds from our offering. Subsequent to close we encumbered this property on the Huntington Credit Facility.

Portland Property

On March 31, 2022, the Company acquired a self storage facility from an unaffiliated third party located in Portland, Oregon (the “Portland Property”) for a purchase price of approximately $15.0 million, plus closing costs and an acquisition fee. The purchase was funded with net proceeds from our offering. Subsequent to close we encumbered this property on the Huntington Credit Facility.

Newark Property

On April 26, 2022, the Company acquired a self storage facility from an unaffiliated third party located in Newark, Delaware (the “Newark Property”) for a purchase price of approximately $19.7 million, plus closing costs and an acquisition fee. The purchase was funded with net proceeds from our offering and a draw on the Huntington Credit Facility.

Levittown Property

On April 26, 2022, the Company acquired a self storage facility from an unaffiliated third party located in Levittown, Pennsylvania (the “Levittown Property”) for a purchase price of approximately $21.0 million, plus closing costs and an acquisition fee. The purchase was funded with net proceeds from our offering and a draw on the Huntington Credit Facility.

Chandler Property

On May 17, 2022, the Company acquired a self storage facility from an unaffiliated third party located in Chandler, Arizona (the “Chandler Property”) for a purchase price of approximately $25.5 million, plus closing costs and an acquisition fee. The purchase was funded with net proceeds from our offering and a draw on the Huntington Credit Facility.

St. Johns Property

On July 8, 2022, the Company acquired a self storage facility from an unaffiliated third party located in St. Johns, Florida (the “St. Johns Property”) for a purchase price of approximately $14.4 million, plus closing costs and

STRATEGIC STORAGE TRUST VI, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

an acquisition fee. The purchase was funded with net proceeds from our offering and subsequent to close we encumbered this property on the Huntington Credit Facility.

Burlington Property

On September 20, 2022, the Company acquired a self storage facility from an unaffiliated third party located in Burlington, Ontario (the “Burlington Property”) for a purchase price of approximately CAD $35.5 million, plus closing costs and an acquisition fee. The purchase was funded with net proceeds from our offering and a draw on the National Bank of Canada - Burlington Loan.

Oxford Property

On September 21, 2022, the Company acquired a self storage facility from an unaffiliated third party located in Oxford, Florida (the “Oxford Property”) for a purchase price of approximately $10.9 million, plus closing costs and an acquisition fee. The purchase was funded with net proceeds from our offering and subsequent to close we encumbered this property on the Huntington Credit Facility.

Cambridge Property

On December 20, 2022, the Company acquired a self storage facility from an unaffiliated third party located in Cambridge, Ontario (the “Cambridge Property”) for a purchase price of approximately CAD $36.0 million, plus closing costs and an acquisition fee. The purchase was funded with net proceeds from our offering and a draw on the National Bank of Canada - Cambridge Loan.

Ontario Portfolio

On January 31, 2023, we closed on a self storage facility located in North York, Ontario (the “North York Property”) representing the first phase (the “Phase One”) of the acquisition of the Ontario Portfolio for a purchase price of CAD $50.5 million, plus closing and an acquisition fee. The Phase One was funded with net proceeds from our offering and a draw on the National Bank - North York Loan. On June 19, 2023, we closed on six self storage facilities located in the Greater Toronto Area of Canada representing the second phase (the “Phase Two”) of the acquisition of the Ontario Portfolio for a purchase price of approximately CAD $212.0 million, plus closing costs and an acquisition fee. The Phase Two was funded with net proceeds from our offering, issuance of shares of our Series B Convertible Preferred Stock, a draw on the SmartStop Bridge Loan and a draw on the National Bank of Canada - Ontario Loan.

Other 2023 Acquisitions

Edmonton Property

On January 31, 2023, the Company acquired a self storage facility from an unaffiliated third party located in Edmonton, Alberta (the “Edmonton Property”) for a purchase price of approximately CAD $15.0 million, plus closing costs and an acquisition fee. The purchase was funded with net proceeds from our offering.

North York Property

On January 31, 2023, we closed on the North York Property representing the Phase One of the acquisition of the Ontario Portfolio for a purchase price of CAD $50.5 million, plus closing and an acquisition fee. The purchase was funded with net proceeds from our offering and a draw on the National Bank of Canada - North York Loan.

Vancouver, BC Property

On May 4, 2023, the Company acquired a self storage facility from an unaffiliated third party located in Vancouver, British Columbia (the “Vancouver, BC Property”) for a purchase price of approximately CAD $43.3 million, plus closing costs and an acquisition fee. The purchase was funded with net proceeds from our offering, issuance of shares of our Series B Convertible Preferred Stock and a draw on the Bank of Montreal Loan.

STRATEGIC STORAGE TRUST VI, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Huntington Credit Facility

On November 30, 2021, we, through special purpose entities wholly owned by our operating partnership, entered into a credit agreement (the “Credit Agreement”) with Huntington National Bank (“Huntington”), as administrative agent and sole lead arranger. Under the terms of the subsequently amended Credit Agreement, 12 special purpose entities (collectively, the "Borrower") had a maximum borrowing capacity of $107.6 million (the “Huntington Credit Facility”). The amounts outstanding under the Huntington Credit Facility bear interest at a variable rate equal to the one month Term Secured Overnight Financing Rate (“SOFR”) plus 2.61%, adjusted monthly, with a floor of 3.25%. We entered into an interest rate swap agreement with a notional amount of $60.0 million, whereby SOFR is fixed at 4.01% through the maturity of the Huntington Credit Facility. In addition, we entered into an interest rate cap agreement with a notional amount of $47.6 million, whereby SOFR is capped at 2.6% through the maturity of the Huntington Credit Facility. The loan may be prepaid in whole or in part, without penalty or premium, at any time, subject to certain conditions as set forth in the Credit Agreement. We have borrowed approximately $107.6 million under the Huntington Credit Facility and encumbered the Phoenix I, Phoenix II, Surprise, Bradenton, Apopka, Vancouver, Portland, Newark, Levittown, Chandler, St. Johns and Oxford properties.

The effective interest rate on the Huntington Credit Facility is 6.00%. The Huntington Credit Facility is a term loan that has a maturity date of November 30, 2025. Payments due under the Huntington Credit Facility are interest-only during the initial term of the loan.

National Bank of Canada - Burlington Loan

On September 20, 2022, in connection with the acquisition of the Burlington Property, we, through a special purpose entity formed to acquire and hold the Burlington Property, entered into a term loan with National Bank of Canada (the “National Bank of Canada - Burlington Loan”) for CAD $16.5 million, which is secured by a deed of trust on the Burlington Property. Under the terms of the loan agreement (the “National Bank of Canada Burlington Loan Agreement”) the interest rate is equal to the one month Canadian Dollar Offered Rate ("CDOR"), plus 2.25%. In addition, we entered into an interest rate swap agreement with a notional amount of CAD $16.5 million, whereby the CDOR is fixed at 4.02% through the maturity of the loan. The National Bank of Canada - Burlington Loan has a maturity date of September 20, 2025, and monthly payments are principal and interest, calculated using 25 year amortization.

National Bank of Canada - Cambridge Loan

On December 20, 2022, in connection with the acquisition of the Cambridge Property, we, through a special purpose entity formed to acquire and hold the Cambridge Property, entered into a term loan with National Bank of Canada (the “National Bank of Canada - Cambridge Loan”) for CAD $15.5 million, which is secured by a deed of trust on the Cambridge Property. Under the terms of the loan agreement (the “National Bank of Canada Cambridge Loan Agreement”) the interest rate is equal to the one month CDOR, plus 2.25%. In addition, we entered into an interest rate swap agreement with a notional amount of CAD $15.5 million, whereby the CDOR is fixed at 3.84% through the maturity of the loan. The National Bank of Canada - Cambridge Loan has a maturity date of December 20, 2025, and monthly payments are interest-only.

National Bank of Canada – North York Loan

On January 31, 2023, in connection with the acquisition of the North York Property, we, through a special purpose entity formed to acquire and hold the North York Property, entered into a term loan with National Bank of Canada (the “National Bank of Canada - North York Loan”) for CAD $25.0 million, which is secured by a deed of trust on the North York Property. Under the terms of the loan agreement (the “National Bank of Canada North York Loan Agreement”) the interest rate is equal to the one month CDOR, plus 2.40%. In addition, we entered into an interest rate swap agreement with a notional amount of CAD $25.0 million, whereby the CDOR is fixed at 3.79% through the maturity of the loan. The National Bank of Canada - North York Loan also has a maturity date of January 31, 2025. The National Bank of Canada - North York Loan is interest-only and payable monthly.

STRATEGIC STORAGE TRUST VI, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Bank of Montreal Loan

On May 4, 2023, in connection with the acquisition of the Vancouver, BC Property, we, through a special purpose entity formed to acquire and hold the Vancouver, BC Property, entered into a term loan with Bank of Montreal (the “Bank of Montreal Loan”) for CAD $21.6 million, which is secured by a deed of trust on the Vancouver, BC Property. Under the terms of the loan agreement (the “Bank of Montreal Loan Agreement”) the interest rate is equal to the one month CDOR, plus 2.50%. In addition, we entered into an interest rate swap agreement with a notional amount of CAD $21.6 million, whereby the CDOR is fixed at 4.47% through the maturity of the loan. The Bank of Montreal Loan also has a maturity date of May 4, 2025. The Bank of Montreal Loan is interest-only and payable monthly.

SmartStop Bridge Loan

On June 15, 2023, in connection with the acquisition of the Second Phase of the Ontario Portfolio, we, through a wholly owned subsidiary of our operating partnership (the “Bridge Loan Borrower”), entered into a bridge loan agreement (the “SmartStop Bridge Loan Agreement”) with SmartStop OP for $15.0 million (the “SmartStop Bridge Loan”). The obligations of the Bridge Loan Borrower under the SmartStop Bridge Loan Agreement are unsecured. The proceeds of the SmartStop Bridge Loan were used to partially fund the acquisition of the Ontario Portfolio. Pursuant to the SmartStop Bridge Loan Agreement, the amounts outstanding under the SmartStop Bridge Loan bear a floating rate equal to the SOFR plus 3.00%. As of June 19, 2023, the interest rate on the SmartStop Bridge Loan was 8.06%. The SmartStop Bridge Loan has an initial maturity date of December 31, 2023, which may be extended until December 31, 2024 at the option of the Bridge Loan Borrower upon payment of an extension fee equal to $37,500 and an increase to the interest rate of 1.00%. Payments under the SmartStop Bridge Loan are interest-only and payable monthly. The SmartStop Bridge Loan may be prepaid either in whole or in part, at any time, without penalty or premium.

National Bank of Canada — Ontario Loan

On June 15, 2023, in connection with the acquisition of Second Phase of the Ontario Portfolio, we, through certain wholly-owned subsidiaries of our operating partnership, entered into a CAD $127.2 million financing with National Bank of Canada (the “National Bank of Canada — Ontario Loan”). The National Bank of Canada — Ontario Loan is secured by first mortgage on each of the six properties that comprise the Second Phase of the Ontario Portfolio. The proceeds of the National Bank of Canada — Ontario Loan were used to partially fund the acquisition of the Second Phase of the Ontario Portfolio.

Pursuant to the loan agreement for the National Bank of Canada — Ontario Loan (the “National Bank of Canada Ontario Loan Agreement”), the amounts outstanding under the National Bank of Canada — Ontario Loan bear a floating rate equal to the one-month CDOR, plus 2.6%. In addition, we entered into an interest rate swap agreement with a notional amount of CAD $127.2 million, whereby the CDOR is fixed at 4.73%. The National Bank of Canada — Ontario Loan has an initial term of two years and an initial maturity date of June 15, 2025. Payments under the National Bank of Canada — Ontario Loan are interest-only and payable monthly.

Issuance of Series B Convertible Preferred Stock

On May 1, 2023, we issued $150 million in shares (the “Shares”) of our new Series B Convertible Preferred Stock (the “Series B Preferred Stock”) pursuant to a preferred stock purchase agreement (the “Series B Preferred Stock Purchase Agreement”) with Extra Space Storage LP (the “Investor”), a subsidiary of Extra Space Storage Inc. (NYSE: EXR). We paid the Investor an investment fee equal to 0.50% of the aggregate Purchase Price at the closing.

On May 1, 2023, in connection with the issuance of the Series B Preferred Stock, we filed Articles Supplementary with the State Department of Assessments and Taxation of Maryland, to classify and designate 150,000 authorized but unissued shares of preferred stock as the “Series B Convertible Preferred Stock”. Subject to certain additional redemption rights, we have the right to redeem the Series B Preferred Stock for cash at any time

STRATEGIC STORAGE TRUST VI, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

following the third anniversary of the issuance of the Shares pursuant to the Series B Preferred Stock Purchase Agreement.

As set forth in the Articles Supplementary, the Series B Preferred Stock ranks senior to all other classes of our capital stock, including the Class A common stock (“Class A Common Stock”), Class P common stock, Class T common stock and Class W common stock (collectively, the “Common Stock”), with respect to rights to receive dividends and to participate in distributions or payments upon any voluntary or involuntary liquidation, dissolution or winding up. Dividends payable on each share of Series B Preferred Stock will initially be equal to a rate of 8.35% per annum. If the Series B Preferred Stock has not been redeemed on or prior to the fifth anniversary of the issuance of the Shares pursuant to the Series B Preferred Stock Purchase Agreement, the dividend rate will increase an additional 0.75% per annum each year thereafter to a maximum of 11.0% per annum until the tenth anniversary of the issuance of the Shares pursuant to the Series B Preferred Stock Purchase Agreement, at which time the dividend rate shall increase 0.75% per annum each year thereafter until the Series B Preferred Stock is redeemed or repurchased in full.

Note 3. Unaudited Consolidated Balance Sheet – Pro Forma Transaction Accounting Adjustments

The acquisitions requiring financial statements in accordance with Rule 3-14 and Article 11 of Regulation S-X have been shown separately in the Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2023.

a)
The Company recorded the cost of tangible assets and identified intangible assets acquired based on their estimated relative fair values. The purchase price allocations included above are preliminary and subject to change.
b)
Reflects the cash used in the purchase of the Second Phase of the Ontario Portfolio, including closing costs and an acquisition fee, after debt financing.
c)
Adjustment primarily relates to approximately $15.7 million interest reserve account required by the National Bank - Ontario Loan.
d)
The Second Phase of the Ontario Portfolio was funded by approximately $94.0 million in net proceeds from the National Bank of Canada - Ontario Loan secured by the six properties that comprise of the second phase of the Ontario Portfolio and the $15.0 million SmartStop Bridge Loan. Reducing the secured debt adjustment are related debt issuance costs of approximately $750,000.
e)
Adjustment relates to the 1% property acquisition fee and other reimbursable acquisition costs due to our Advisor.
f)
Adjustment relates to property acquisition expenses incurred that did not meet the Company’s capitalization policy.
g)
Reflects the cash remaining after the net issuance of approximately $148.5 million Series B Convertible Preferred Stock, purchase of the Vancouver, BC Property for approximately $33.0 million, including closing costs and an acquisition fee, net proceeds from the Huntington Credit Facility of approximately $6.0 million, net proceeds from the Bank of Montreal Loan of approximately $15.9 million, net redemption of $14.8 million of Preferred equity in our operating partnership and repayment of the $50.0 million SmartStop Delayed Draw Mezzanine Loan.
h)
Adjustment primarily relates to approximately $6.5 million interest reserve account required by the Huntington Credit Facility.
i)
The Vancouver, BC Property was funded by approximately $15.9 million in net proceeds from the Bank of Montreal Loan and a $12.5 million draw on the Huntington Credit Facility. Reducing the secured debt adjustment are related debt issuance costs of approximately $75,000. Additionally, the $148.5 million net proceeds of Series B Convertible Preferred Stock were used to repay the $50.0 million SmartStop Delayed Draw Mezzanine Loan.

Note 4. Unaudited Consolidated Statements of Operations – Pro Forma Transaction Accounting Adjustments

The acquisitions requiring financial statements in accordance with Rule 3-14 and Article 11 of Regulation S-X have been shown separately in the Unaudited Pro Forma Consolidated Statements of Operations for the year December 31, 2022 and for the three months ended March 31, 2023.

STRATEGIC STORAGE TRUST VI, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

j)
Adjustment represents adjusting property operating expenses to include the estimated change in the cost of property taxes as compared to the respective property’s historical results under the previous owner as a result of the corresponding change in the property’s assessed value.
k)
Adjustment reflects the additional fees pursuant to the Company’s property management and advisory agreements as compared to the respective property’s historical results under the previous owner. The Company’s property manager is entitled to a monthly fee equal to the greater of $3,000 or 6% of gross revenues and a one-time startup fee of $3,750. In addition, the Company’s advisor is entitled to a monthly asset management fee of one-twelfth of 0.75% of average invested assets, as defined.
l)
Reflects the additional depreciation and amortization expense resulting from the acquisition of the Pro Forma Properties as if they were completed on January 1, 2022. Such depreciation and amortization expense was based on the total purchase price allocation for all Pro Forma Properties of approximately $100.5 million to land, approximately $10.8 million to site improvements, approximately $311.1 million to building, and approximately $8.4 million to intangible assets. Depreciation expense on the purchase price allocated to building is recognized using the straight-line method over a 35 year life and the depreciation for the site improvements is recognized using the straight-line method over a 10-year life. Intangible amortization expense on the purchase price allocated to intangible assets is recognized using the straight-line method over the estimated respective benefit period of approximately 18 months. The purchase price allocation of the Phase two of the Ontario Portfolio is preliminary and therefore depreciation and amortization expense is preliminary and is subject to change.
m)
Adjustment reflects additional interest expense from the following debt instruments as if they had been outstanding for the year ended December 31, 2022 and the three months ended March 31, 2023.

Secured Debt		Amount	Interest Rate
Huntington Credit Facility		$107,574,000	6.00%	(1)
National Bank of Canada - Burlington Loan	(2)	11,949,630	6.27%	(1)
National Bank of Canada - Cambridge Loan	(2)	11,454,500	6.09%	(1)
National Bank of Canada - North York Loan	(2)	18,475,000	6.19%	(1)
Bank of Montreal	(2)	15,980,875	6.97%	(1)
SmartStop Bridge Loan		15,000,000	8.06%	(3)
National Bank of Canada - Ontario Loan	(2)	94,000,800	7.33%	(1)

(1)
This loan either is fixed or has an interest rate swap agreement that fixes the rate until the maturity of the loan.
(2)
The amount shown above is in USD based upon the foreign exchange rate in effect as of March 31, 2023.
(3)
The SmartStop Bridge Loan has a variable rate of SOFR + 300. As of June 19, 2023 the effective rate was 8.06%. A 1/8 increase in variable interest rates would result in a change in interest expense of approximately 20,000 and 5,000 respectively for the year ended December 31, 2022 and three months ended March 31, 2023.
n)
Represents the amortization of debt issuance costs from the loans noted in section m above.
o)
Adjustment reflects distributions to the holders of Series B Preferred Stock used to acquire the Second Phase of the Ontario Portfolio.
p)
Noncontrolling interest is adjusted based on the additional pro forma losses and allocated based on outstanding units in the Company’s operating partnership.
q)
Represents shares issued in the Company's Offerings in order to generate cash needed to acquire pro forma properties.

STRATEGIC STORAGE TRUST VI, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC STORAGE TRUST VI, INC.

Date: July 14, 2023	By: /s/ Matt F. Lopez
Matt F. Lopez
Chief Financial Officer and Treasurer